NASDAQ: NBCB 2013 East Coast Financial Services Conference November 2013 Exhibit 99.1

Forward Looking Statements

Statements contained in this presentation that are not historical facts, including statements accompanied by words such as “will,” “believe,” “anticipate,” “expect,” “estimate,” “preliminary,” or similar words, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform
Act of 1995. These forward-looking statements are based on management’s estimates, assumptions, and projections as of the date of the presentation and are not guarantees of future performance. Actual results may differ materially from the results expressed or implied by these forward-looking statements as the result of risks, uncertainties and other factors, including, but are not limited to, those discussed in the company’s periodic reports and filings with the Securities and Exchange Commission
(SEC). Copies of the company’s SEC filings may be downloaded from the Internet at no charge from
www.sec.gov or
ir.firstnbcbank.com/sec.cfm.
First NBC Bank Holding Company cautions you not to
place undue reliance on the forward-looking statements contained in this presentation, which the company undertakes no obligation to update or revise to reflect future events, information or circumstances arising after the date of this presentation.
Market data used in this presentation has been obtained from independent industry sources and publications as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. The company has not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation.

Tylertown
Franklinton
Amite
Covington
Mandeville
Killian
Donaldsonville
Laplace
New Orleans
Chalmette
Belle Chasse
Lake St Catherine
Blind Lagoon
Lake Salvador
Houma
12
55
90
11

First NBC

Corporate Overview

Overview Branch Map
• Headquartered in New Orleans,
Louisiana
• Committed to serving the local
community since opening its doors in
2006
• 31 full service banking offices and a
loan production office
–
New Orleans metropolitan area
• Focused on long-term, relationship-
driven banking
• Strong growth/strong profit
• Unique feature-Use of tax credits

Financial Highlights

Balance Sheet
($ in millions)
Total Assets $ 3,161     $ 2,516
Gross Loans 2,218     1,808
Total Deposits 2,634     2,141
Total Equity 369        246
Total Equity/Assets 11.67% 9.76%
Asset Quality
NPAs/Assets 0.86% 0.74%
NPLs/Loans 0.92% 0.61%
Allowance/NPLs 146.4% 211.3%
Allowance/Loans 1.35% 1.29%
NCO Ratio 0.21% 0.07%
Profitablility
ROACE 14.16% 17.50%
ROAA 1.26% 1.35%
Net Interest Margin 3.05% 3.39%
Efficiency Ratio 69.66% 64.93%
September 30,
2013
September 30,
2012
For the nine months ended
September 30,
2013 2012

New Orleans: A Revitalized and Growing Market

• Macroeconomic and demographic trends provide favorable tailwinds in our primary markets
– Population has continued to grow ahead of national average, approximately 3.1% from 2010 versus national average of 1.4%
– Household income is expected to grow 17% from 2012 - 2017
• Industry continues to expand and invest in our markets
– Home to the Port of South Louisiana and the Port of New Orleans, the 1 and 7 largest ports in the U.S. Both ports are expected to be positively impacted by the expansion of the Panama Canal
– Louisiana continues to be one of the top producers of crude oil and natural gas in the United States
– Strong and continued growth by the petrochemical, oil and gas industries with significant planned investments in our markets
• Tourism continues to grow
– In 2012, 9.0 million visitors spent a record $6.0 billion in New Orleans
– 2013 Super Bowl and Women’s Basketball Final Four
– 2012 NCAA Men’s Basketball Final Four and the NCAA Football BCS National Championship
• Post-Katrina and Rita reconstruction efforts have revitalized the region
– Since Katrina and Rita, Louisiana has received over $30 billion of insurance policy proceeds and approximately
$60 billion in governmental and tax incentives
• Favorable unemployment rate of 5.9% compared to the national average of 8.1%¹
Multifaceted Growth
(1) As of February 2013; Source: Bureau of Labor Statistics
st th

Competitive Dynamics

•
Largest bank holding company
headquartered in New Orleans
•
Led by bankers with long standing
and deep ties to New Orleans and
surrounding markets
•
Disruption at competitors as a
result of acquisitions and
operational difficulties
The Premier Independent New Orleans Commercial Bank
Deposit Market Share – New Orleans MSA
Rank Institution Branches Deposits
Market
Share
1 Capital One (VA) 50 10,390,696    32.80%
2 Hancock Holding Company (MS) 45 4,927,007      15.55%
3 JP Morgan Chase (NY) 36 4,692,290      14.81%
4 First NBC Bank (LA) 25 2,289,444      7.23%
5 Regions Financial Corp (AL) 31 2,246,644      7.09%
6 IBERIABANK Corp (LA) 21 1,514,940      4.78%
7 Gulf Coast Bank & Trust (LA) 14 800,784         2.53%
8 Fidelity Homestead Savings (LA) 13 679,318         2.14%
9 CB&T Holding Corp (LA) 3 667,160         2.11%
10 First Trust Corp (LA) 8 506,684         1.60%
11 Resource Bancshares (LA) 6 346,027         1.09%
12 Fifth District Savings Bank (LA) 6 299,291         0.94%
13 Liberty Financial Services (LA) 6 266,059         0.84%
14 One American Corp (LA) 11 257,753         0.81%
15 Home Bancorp, Inc. (LA) 10 228,476         0.72%
Total in Market 360 31,683,002

New Orleans MSA – Deposit Mkt Share Growth 7 1.80% 3.02% 3.74% 4.75% 6.53% 0% 1% 2% 3% 4% 5% 6% 7% $0 $500 $1,000 $1,500 $2,000 2008 2009 2010 2011 2012 Deposits Market Share

Total Assets
Note: Dollars in millions
Total Loans
Financial Performance: Consistent Growth
Tangible Common Equity
$711
$1,077
$1,460
$2,216
$2,671
2008 2009 2010 2011 2012
$589
$849
$1,112
$1,651
$1,922
2008 2009 2010 2011 2012
Total Loans Impact of Acquisitions
$61
$66
$106
$154
$190
2008 2009 2010 2011 2012
Impact of Acquisitions
Organic Growth

Net Income
ROACE
Efficiency Ratio
(1) Earnings per share refers to basic earnings per share and does not take into account share dilution
Note: Net Income shown in millions of dollars
Financial Performance: Increasing Profitability
EPS¹ ROAA
$2.2
$4.2
$10.1
$19.7
$29.5
$0
$10
$20
$30
2008 2009 2010 2011 2012
76.95%
73.97%
62.57%
61.86%
62.56%
2008 2009 2010 2011 2012
3.38%
6.11%
11.42%
14.28%
15.77%
2008 2009 2010 2011 2012
0.40%
0.45%
0.79%
1.17%
1.19%
2008 2009 2010 2011 2012
$0.33
$0.52
$1.14
$1.55
$2.04
2008 2009 2010 2011 2012

Opportunistic and Experienced Acquirer

Bank / Market
Date of
Acquisition
Total Assets/Deposits Type of Transaction
Central Progressive Bank
LaCombe/Southern LA
November 2011
$368 million in assets¹
$345 million of deposits
FDIC-Assisted
Transaction
Statewide Bank
Jefferson Parish/Southern LA
May 2008 $60 million of deposits Branch Acquisition
Dryades Bancorp, Inc.
New Orleans/Southern LA
April 2008 $74 million in assets Whole Bank Transaction
• Experienced and disciplined acquisition and integration approach
• Three transactions since 2008
• Transactions include a whole bank transaction, an FDIC-assisted transaction and a branch acquisition
(1)
Subsequent to the acquisition, nonperforming assets carried at $82.6 million by Central Progressive Bank were sold to outside investors
Source: SNL Financial

CDARS®
7%
Noninterest-bearing
9%
CDs >$100K
25%
NOW
21%
MMA
20%
Savings
2%
CDs <$100K
16%

Consumer Real Estate
5%
Construction
9%
Commercial
34%
Consumer
1%
CRE-Owner Occupied
31%
CRE-Non-Owner Occupied
20%

Loan and Deposit Composition
Loan Composition as of 9/30/13 Deposit Composition as of 9/30/13
2013 YTD Yield on Loans: 5.25%  Rate on Interest-Bearing Deposits: 1.62%
•
Competitively priced deposit base drives
customer loyalty
•
Locally sourced
•
Significant migration towards transaction
accounts

Financial Performance: Strong Credit Culture
• In depth understanding of local economy and borrowers
• Average loan officer experience of 36 years
• Diligent, process oriented, committee-based credit approval
• Sound lending practices

NPLs / Loans²
(1) Nonperforming assets consist of nonperforming loans and real estate and other property that has been repossessed
(2) Nonperforming loans consist of nonaccrual loans and restructured loans
Note: Peer groups include all commercial banks headquartered in the U.S.
Source: U.S. commercial bank numbers from SNL Financial.
NPAs / Assets¹
NCOs / Avg. Loans
2.74%
2.66%
2.52%
2.04%
0.75%
0.68%
0.83%
1.20%
2009 2010 2011 2012
U.S. Commercial Banks
First NBC
2.67% 2.67%
1.64%
1.13%
0.01%
0.09%
0.19%
0.12%
2009 2010 2011 2012
U.S. Commerical Banks
First NBC
4.41%
4.15%
4.11%
3.36%
0.66%
0.34%
0.63%
1.22%
2009 2010 2011 2012
U.S. Commercial Banks
First NBC

Tax Credit Overview

• Tax credits are an integral part of First NBC’s commercial banking business
– Management has a deep understanding of this business which is core to First NBC’s corporate strategy
• Well-established federal and state programs
– Promote private investment in low income areas, to build affordable housing and rehabilitation of historic buildings
– Includes Federal New Markets Tax Credits, Low-Income Housing Tax Credits and
Federal Historic Rehabilitation Tax Credits
• First NBC plays two roles:
– Investor in the underlying project
– Lender to the developer
• In exchange for investment, First NBC receives tax credits
• Loans underwritten to normal credit standards
• Underlying projects have low LTVs (40% - 70%)
• Strong financial returns

Tax Credit Investments & Loans

•
$67.4 million invested in tax credit entities at
12/31/12
•
$123.5 million worth of New Market and Low
Income tax credits have been awarded ($34.7
million realized leaves $77.6 million in current
remaining benefits to be realized through 2017)
Tax Credit & Loan Detail
Total: $173.7M
Financial Summary
($ in Millions)
New Market Loans
$64.1M
36%
Low Income
Housing Loans
$42.2M
24%
New Markets
Investment,
$35.0M  20%
Low Income
Investment
$25.3M
14%
Historic
Rehabilitation
Investment,  $7.1M
4%
$13.1
$17.1
$15.3
$16.3
$16.7
$15.7
$13.6
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
2011 2012 2013 2014 2015 2016 2017

Financial Performance: Capital

(dollars in thousands)
Shareholders' Equity
Preferred stock $ 37,935
Convertible preferred stock 11,231
Common stock, $1 par value 17,934
Additional paid-in-capital 229,995
Accumulated earnings 86,928
Accumulated other comprehensive income (15,213)
Total shareholders' equity
$ 368,810
Capital Ratios
Tier 1 leverage ratio 11.83%
Tier 1 risk-based capital ratio 13.91%
Total risk-based capital ratio 15.06%
Total Equity to Assets ratio 11.67%
Tangible Common Equity to Tangible Assets 9.87%
September 30,
2013

Summary

• Track record of stable growth, profitability and book value accretion
• Highly experienced management team with long tenure in the New Orleans market
– Key executives built First National Bank of Commerce, a $6 billion New Orleans institution sold in 1998 for nearly 3.5x book value
• Strong Board comprised of industry leaders with broad skill sets and extensive in-
market networks
• Thriving and diversified marketplace
• Demonstrated ability to acquire and integrate other banking franchises
• Significant institutional ownership

17 Appendix

Income Statement

(in thousands, except per share data)
Interest income:
Loans, including fees
$
81,117 $ 71,640 $ 97,754 $ 74,770 $ 56,962
Investment securities 8,348 6,318 8,559 4,076 3,632
Short-term investments 122 105 144 168 97
89,587 78,063 106,457 79,014 60,691
Interest expense:
Deposits 26,578 21,495 29,597 24,885 24,156
Borrowings and securities sold under repurchase 2,244 1,520 2,069 1,482 172
28,822 23,015 31,666 26,367 24,328
Net interest income 60,765 55,048 74,791 52,647 36,363
Provision for loan loss 7,400 6,235 11,035 8,010 5,514
Net interest income after provision for loan loss 53,365 48,813 63,756 44,637 30,849
Noninterest income:
Service charges on deposit accounts 1,461 1,993 2,486 1,577 1,167
Investment securities gains, net 306 1,860 4,324 485 2,047
Other 6,248 4,526 6,326 3,889 2,433
8,015 8,379 13,136 5,951 5,647
Noninterest expense:
Salaries and employee benefits 16,643 15,060 21,182 12,801 9,433
Occupancy and equipment expenses 7,592 7,434 9,755 6,428 5,357
Other 23,674 18,693 24,070 17,018 11,497
47,909 41,187 55,007 36,247 26,287
Income before income taxes 13,471 16,005 21,885 14,341 10,209
Income tax (benefit) (13,884) (8,008) (7,565) (5,407) 147
Net income 27,355 24,013 29,450 19,748 10,062
Less net income attributable to noncontrolling interest - (135) (510) (308) -
Net income attributable to Company 27,355 23,878 28,940 19,440 10,062
Less preferred stock dividends (252) (415) (510) (792) (972)
Less accretion of preferred stock - - - (580) (179)
Income available to common shareholders $ 27,355 $ 23,463 $ 28,430 $ 18,068 $ 8,911
Earnings per common share-basic $ 1.65 $ 1.69 $ 2.04 $ 1.55 $ 1.14
Earnings per common share-diluted $ 1.61 $ 1.66 $ 2.02 $ 1.54 $ 1.13
September 30,
2013 2012
2012
Year ended December 31,
2011 2010
For the nine months ended